UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (date of earliest event reported): November 20, 2006

PacificNet Inc.
(Exact name of registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-24985       91-2118007
(Commission File Number)     (IRS Employer Identification No.)

c/o PacificNet Inc.
23/F, Tower A, TimeCourt, No.6 Shuguang Xili,
Chaoyang District, Beijing, China 100028

(Address of principal executive offices and zip code)

011-852-2876-2900

(Registrant's telephone number including area code)

601 New Bright Building, 11 Sheung Yuet Road,
Kowloon Bay, Kowloon, Hong Kong

(Registrant's former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On November 20, 2006, PacificNet Inc. (the “Company”), issued a press release and hosted a conference call during which the Company discussed its unaudited operating results for the third quarter of 2006, the financial outlook for fiscal 2006 and fiscal 2007, and its decision to focus on high-margin business in the gaming technology industry and to seek strategic alternatives for its telecom business.

A second press release was issued on November 20th to correct information in the initial press release. The corrected press release changed figures in the fifth and tenth bullet points in the first section of bullets as well as in the second bullet of the section titled "Business Outlook" as follows:

1. Quarterly EPS was incorrectly disclosed as $0.10 and should have been ($0.10). The corrected press release states:

Quarterly net loss of $1,115,000, or EPS of ($0.10) per basic share, and ($0.10) per diluted share, represented a decrease of 282% as compared to net income of $611,000, or $0.06 per basic share or $0.05 per diluted share in Q3 2005. Net profit margin decreased to (8.7%) for Q3 2006 from 5.5% for Q3 2005.

2. Quarterly operating profit for the VAS and Products (Telecom & Gaming) business segments were incorrectly disclosed as $833,000 and $191,000, respectively, and should have been ($833,000) and ($191,000), respectively. The corrected press releases states:

Quarterly revenues of $3,733,000, $2,350,000, and $6,411,000; and operating profit of $113,000, $(833,000), and $(191,000) were generated from the Company's three business units: (1) CRM Outsourcing Services, (2) Value Added Services (VAS) and (3) Products (Telecom & Gaming), respectively.

3. Under “Business Outlook” for fiscal 2006, projected net income was mistakenly stated as $0.9 to $0.11 per basic share and should have been $0.09 to $0.11. The corrected press release in the second bullet under the fiscal 2006 outlook states:

•	Net income projected to be in the range of $1.0 to $1.2 million, or about $0.09 to $0.11 per basic share.

A copy of the corrected press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
99.1
Corrected Press Release:
PacificNet Reports Third Quarter Results
* Q3 Revenues Increased 16.5% Year-Over-Year to $12.9 Million* Company to Focus on High-Margin Game and Gaming Technology Business and Seeks Strategic Alternative for Low-Margin Telecom Business* Company to Host Conference Call at 8 a.m. Eastern Time Monday to Discuss Results and New Focus

99.2	November 20, 2006 conference call transcript

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFICNET, INC.

By: /s/ Victor Tong
Name: Victor Tong
Title: President

Dated: November 27, 2006

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Exhibit Index

Exhibit No.	Description
99.1
Corrected Press Release:
PacificNet Reports Third Quarter Results
* Q3 Revenues Increased 16.5% Year-Over-Year to $12.9 Million* Company to Focus on High-Margin Game and Gaming Technology Business and Seeks Strategic Alternative for Low-Margin Telecom Business* Company to Host Conference Call at 8 a.m. Eastern Time Monday to Discuss Results and New Focus

99.2	November 20, 2006 conference call transcript

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